UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2019 (November 12, 2019)

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange ("NYSE")

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 12, 2019, Avaya Inc. (the “Company”), a Delaware corporation and a wholly-owned direct subsidiary of Avaya Holdings Corp., entered into an underwriting agreement (the “Underwriting Agreement”), as the selling stockholder named therein, with RingCentral, Inc. (“RingCentral”) and Goldman Sachs & Co. LLC and BofA Securities, Inc., as the underwriters named therein (collectively, the “Underwriters”), in connection with the resale of 1,750,000 shares of RingCentral’s Class A common stock (the “Shares”) by the Company pursuant to RingCentral’s automatically effective registration statement on Form S-3 (Registration No. 333-234647) (the “Registration Statement”) and accompanying prospectus, together with the related prospectus supplement for the underwritten public offering of the Shares, filed with the Securities and Exchange Commission. Pursuant to the terms of the Underwriting Agreement, the Company agreed to sell, and the Underwriters agreed to purchase, subject to and on conditions set forth therein, the Shares. RingCentral did not receive any proceeds from the sale of the Shares by the Company. The Underwriting Agreement contains customary representations, warranties and agreements by the Company and RingCentral, customary conditions to closing, indemnification obligations to the Company, RingCentral and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The offering closed on November 14, 2019.
The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference, and the foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 12, 2019, by and among Avaya Inc. as the selling stockholder, RingCentral, Inc., and Goldman Sachs & Co. LLC and BofA Securities Inc., as the underwriters named therein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVAYA HOLDINGS CORP.

Date: November 18, 2019	By: /s/ Shefali Shah__________________________________
Name: Shefali Shah
Title: SVP, Chief Administrative Officer and General Counsel